iShares Trust

Supplement dated October 23, 2026

to the currently effective Summary Prospectus, Prospectus and

Statement of Additional Information for the

iShares Semiconductor ETF (SOXX) (the “Fund”)

As previously announced, the Board of Trustees approved a three-for-one forward stock split of the Fund’s shares. The record date for the split will be November 3, 2026, the distribution date will be November 4, 2026, and the forward split will be recognized at the commencement of trading on The Nasdaq Stock Market LLC on November 5, 2026 (the ex-dividend date).

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FSA-1026

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